UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 13, 2020

VERSO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34056	75-3217389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8540 Gander Creek Drive

Miamisburg, Ohio 45342

(Address, including zip code, of principal executive offices)

(877) 855-7243

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	VRS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 13, 2020, the board of directors of Verso Corporation (“Verso”) elected Adam St. John, Verso’s Chief Executive Officer, to serve also as Verso’s President. Mr. St. John will not receive any additional compensation in connection with his appointment as President.

Mr. St. John, 56, has served as Verso’s Chief Executive Officer since November 11, 2019. Prior to his appointment as Chief Executive Officer, Mr. St. John served as Verso’s Senior Vice President of Manufacturing from August 2016 to November 2019. He also previously served in various operations management positions with Verso, most recently as Regional Vice President of Operations from 2015 to July 2016, Mill Manager of Verso’s Quinnesec mill in Michigan from 2011 to 2015, and Operations Manager of Verso’s Androscoggin mill in Maine from 2009 to 2011. Before joining Verso, Mr. St. John worked at Georgia-Pacific Corporation, a subsidiary of Koch Industries, Inc., in operations management roles at its mill in Old Town, Maine, from 1992 to 2006.

In addition, as previously disclosed in Verso’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the Securities Exchange Commission on March 2, 2020 (the “FY19 Form 10-K”), Mr. St. John and his spouse have been employed by Verso since its formation in 2006. His brother has been employed by Verso since 2008. For the year ended December 31, 2019, Mr. St. John’s spouse received a base salary of $217,915, a bonus of $98,000, and restricted stock units under Verso’s employee equity compensation plan having a grant date value of $136,197. Mr. St. John’s brother received a base salary of $180,434 and a bonus of $64,862. He did not receive any equity compensation.

There are no arrangements or understandings between Mr. St. John and any other persons pursuant to which Mr. St. John was selected as President. There are also no family relationships between Mr. St. John and any director or executive officer of Verso and, except as disclosed herein, Mr. St. John does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On March 13, 2020, Verso issued a press release regarding the management change disclosed under Item 5.02 of this Current Report on Form 8-K.

A copy of the press release is included as Exhibit 99.1 to this report. The press release, including the information contained therein, is furnished pursuant to Item 7.01, is not to be considered “filed” under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any of Verso’s previous or future filings under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Verso on March 13, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2020

VERSO CORPORATION

By:	/s/ Allen J. Campbell
Allen J. Campbell
Senior Vice President and Chief Financial Officer